T. Rowe Price Emerging Europe Fund

Supplement to Summary Prospectus Dated March 1, 2018, as supplemented

On July 25, 2018, the T. Rowe Price Emerging Europe Fund’s shareholders approved a proposal to amend the fund’s industry concentration policy. The change to the industry concentration policy becomes effective on August 1, 2018. Accordingly, all of the following changes to the summary prospectus are effective August 1, 2018.

The following is added under “Principal Investment Strategies” on page 2:

The emerging European investable universe, due to its limited geographic scope and less developed markets, tends to rely heavily on the success of certain industries and sectors. As a result, the fund may invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently MSCI Emerging Markets Europe Index).

The disclosure under “Banking industry risks” on page 5 is replaced with the following:

Industry risks Because the fund may invest significantly in any industry that accounts for more than 20% of the emerging European market, the fund is more susceptible to adverse developments affecting such industries and may perform poorly during a downturn in one of the industries that are heavily represented in emerging Europe. For example, the fund may at times invest heavily in banks and other financial companies. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in emerging markets may be ineffective and underdeveloped relative to more mature markets. In particular for emerging markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

The date of this supplement is July 30, 2018.

F131-042-S 7/30/2018